SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




         Date of Report (Date of earliest event reported): May 28, 1998



                                  MEDQUIST INC.
                             ----------------------
                 (Exact name of issuer as specified in charter)




      New Jersey                   0-19941                   22-253 1298
     -------------                 -------                   -----------
    (State or Other              (Commission              (I.R.S. Employer
     Jurisdiction                    file                   Identification
  of Incorporation or               number)                     Number)
     Organization)



                              Five Greentree Centre
                                    Suite 311
                            Marlton, New Jersey 08053
                            -------------------------
                    (Address of principal executive offices)


                                 (609) 596-8877
                               ------------------
              (Registrant's telephone number, including area code)



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Item 2. Acquisition or Disposition of Assets

          (a) On May 28, 1998, Transcriptions, Ltd. ("TL"), a wholly-owned subsidiary of the registrant, MedQuist Inc. ("MedQuist"), acquired approximately 93.4% of the outstanding common stock of Digital Dictation, Inc. ("DDI") pursuant to an Agreement and Plan of Merger among MedQuist, TL, DDI, Proactive Partners, L.P. ("Proactive"), Lagunitas Partners, L.P. ("Lagunitas"), Gruber & McBaine International ("G&B") and Richard D. Cameron ("Cameron") (the "Merger Agreement"). Prior to the execution of the Merger Agreement, Proactive, Lagunitas, G&B and Cameron (collectively, the "Principal Shareholders") owned 5,908,673 shares of DDI common stock, par value $.01 per share ("DDI Common Stock"), or approximately 93.4% of the outstanding shares of DDI Common Stock. Pursuant to the Merger Agreement, on May 28, 1998, the Principal Shareholders exchanged each of their shares of DDI Common Stock for 0.0720449 shares of MedQuist common stock, no par value per share ("MedQuist Common Stock"), for a total of 425,688 shares of MedQuist Common Stock. Moreover, pursuant to the Merger Agreement, DDI will merge with and into TL (the "Merger") upon the effectiveness of a Registration Statement on Form S-4 covering shares of MedQuist Common Stock to be issued in the Merger, with TL being the surviving corporation of the Merger. Upon consummation of the Merger, the holders of DDI Common Stock, other than TL, will receive 0.0720449 (the "Exchange Ratio") shares of MedQuist Common Stock in exchange for each share of DDI Common Stock held by such stockholders. The Exchange Ratio was agreed to by TL and DDI based upon the values of their respective common stock and the anticipated cash flow and net earnings of DDI. Outstanding options to purchase DDI Common Stock will be exchanged on an equivalent basis for options to purchase MedQuist Common Stock.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

          (a) Financial information that is required to be filed pursuant to instruction (a) of Item 7 shall be filed not later than 60 days after the date of this Form 8-K.



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          (b)  Pro Forma financial information that is required to be filed pursuant to instruction (b) of Item 7 shall be filed not later than 60 days after the date this Form 8-K.

          (c)  Exhibits

               (1) Press Release dated May 29, 1998 is attached hereto as Exhibit A.

               (2) Agreement and Plan of Merger dated May 28, 1998 by and among MedQuist Inc., Transcriptions, Ltd., Digital Dictation, Inc., Proactive Partners, L.P., Lagunitas Partners, L.P., Gruber & McBaine International, and Richard D. Cameron incorporated by reference to the June 8, 1998 filing with the SEC by Transcriptions, Ltd. and MedQuist Inc. of a
                    Schedule 13-D reporting their ownership interest in Digital Dictation, Inc.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              MEDQUIST INC.


Date:  June 12, 1998                          By: /s/ John M. Suender
                                                  -----------------------
                                              Name:   John M. Suender
                                              Title:  Vice President and
                                                      General Counsel




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                                                                       Exhibit A

                                                                    News Release


                                                                    NASDAQ: MEDQ
                                                           FOR IMMEDIATE RELEASE


        MEDQUIST ACQUIRES FOURTEENTH AND FIFTEENTH MEDICAL TRANSCRIPTION
                                    COMPANIES

         MARLTON, NJ, May 29, 1998 - MedQuist Inc. ("Company") announced today that it has acquired two medical transcription companies in separate transactions. In the first transaction the Company has acquired approximately 95% of the outstanding shares of capital stock of Digital Dictation Inc. ("DDI"), and will acquire the remaining outstanding shares by merger. The Company will issue approximately 455 thousand shares of common stock in connection with both the exchange and merger. In addition, the Company will exchange DDI options on an equivalent basis for the Company's options. The transaction is expected to be accounted for under the pooling-of-interests method. DDI (NASDAQ: DGDT) is a publicly-traded company.

         David A. Cohen, Chairman, President and CEO of MedQuist said, "We are extremely excited about this acquisition, which is our largest to date. DDI's business, with 1998 projected revenues of approximately $12 million based on first quarter 1998 run rate, will be immediately accretive to the Company's operating earnings (excluding one-time charges related to the transaction) and operates on an advanced telecommunications platform which we hope will further reduce costs in various segments of our Company's core business. DDI's technological strengths strongly complement our Company's operating experience as the market leader in the medical transcription industry. We are pleased that DDI has chosen to become a key member of our team as we develop more technologically advanced delivery platforms for our service".

         Richard Cameron, President and CEO of DDI said, "We feel that the strength of this merger is in the combination of our technological strengths. As the medical transcription industry becomes more driven by systems and technology, the ability to deliver next-generation information management capabilities to the health care industry will be the primary characteristic of the market leader. We made the decision to join with MedQuist because we want to be a part of that market leadership".

         In the second transaction, the Company acquired Med-Line Transcription, Inc., a privately-owned medical transcription company based in the Houston marketplace. Med-Line had revenues of approximately $1.0 million for the twelve months ending December 31, 1997. Terms of the transaction are confidential. David Cohen said, "This acquisition strengthens our presence in the Houston metropolitan marketplace".

         The Company has agreed to file registration statements to register shares issued in connection with the above transactions.

         Under pooling of interests accounting treatment, the Company will be obligated to take non-recurring charges for expenses related to the above transactions.

         MedQuist is a leading national provider of electronic transcription and healthcare information management solutions.

         Other than historical information set forth herein, this press release contains forward-looking statements which involve risks and uncertainties. The Company's actual results may differ materially from those anticipated or implied in any such forward-looking statements as a result of various risks, including, without limitation, inability to meet 1998 projected revenues, failure of acquisition to be accretive to Company's earnings; inability to integrate technology platforms into the Company's base business, inability to manage and maintain growth; inability to penetrate new markets; inability to make and successfully integrate acquisitions; decreased demand for existing products; and lack of a market for new products.

         The Company has consulted with its independent auditors and on that basis expects that these transactions will be accounted for using the pooling-of-interests method. However, there can be no assurance that the transactions can be accounted for under the pooling-of-interests method.

         Additional risks associated with the Company's business can be found in its Annual Report on Form 10-K and other periodic filings with the SEC.

                                       ###

Contact: John R. Emery, Chief Financial Officer, MedQuist Inc. (800) 355-6337, Ext. 418